Exhibit 99.1
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Vion Pharmaceuticals, Inc.	:	Chapter 11
	:	Case No. 09-14429(CSS)
Debtor.	:
INITIAL MONTHLY OPERATING REPORT
File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.
Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation Bank accounts and checks must bear the name of the debtor, the case number, and the designation “Debtor in Possession.” Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

	Document	Explanation
REQUIRED DOCUMENTS	Attached	Attached
12-Month Cash Flow Projection (Form IR-1)	YES	NO
Certificates of Insurance:
Workers Compensation	YES	NO
Property	YES	NO
General Liability	YES	NO
Automobile Liability	YES	NO
Umbrella Liability	YES	NO
Product Liability	YES	NO
Product Liability SERP	YES	NO
D&O	YES	NO
D&O Side A	YES	NO
Employment Practices Liability	YES	NO
Fiduciary Liability	YES	NO
Clinical Trial Liability CLI037 France	YES	NO
Clinical Trial Liability CLI043 France	YES	NO
Clinical Trial Liability CLI043 Germany	YES	NO
Other:
Evidence of Debtor in Possession Bank Accounts
Tax Escrow Account	YES	NO
General Operating Account	YES	NO
Other:	YES	NO
Retainers Paid (Form IR-2)	YES	NO

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ Karen Schmedlin Signature of Authorized Individual*	December 28, 2009 Date

Karen Schmedlin Printed Name of Authorized Individual	VP Finance, Chief Accounting Officer and Secretary Title of Authorized Individual

*	Authorized Individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company

12-Month Cash Flow Projection (Form IR-1)1

[1]	The data is not presently available to support an accurate 12-month cash flow projection. The Debtor is therefore providing a 13-week budget.

Vion Pharmaceuticals, Inc.	Case No.: 09-14429(CSS)

Cash Flow Projections for the 13 Week Period: 12/17/2009 through 3/19/2010

	Actual	Actual	Actual	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
	Stub 12/17-18	W/E 12/25	W/E 1/1	W/E 1/8	W/E 1/15	W/E 1/22	W/E 1/29	W/E 2/5	W/E 2/12	W/E 2/19	W/E 2/26	W/E 3/5	W/E 3/12	W/E 3/19	13 Week Total

Cash, Beginning Balance	14,365,000	14,365,000	14,365,000	14,239,942	14,093,365	13,948,629	13,977,800	13,345,623	13,297,657	13,056,415	13,028,380	12,223,863	12,092,252	11,993,399	14,365,000

Receipts:

Technology License Revenues							1,000								1,000
Investment Interest Income				200				200				150			550
Insurance Refunds						57,706									57,706
Sales of Assets															—
Other															—

Total Receipts	—	—	—	200	—	57,706	1,000	200	—	—	—	150	—	—	59,256

Disbursements:

Payroll, Taxes and Benefits	0	0	124,758	52,177	134,276	325	158,588	325	130,781	325	238,203	325	92,603	325	933,012
Outside Tests, Services and Lab Supplies	0	0	0	430	1,210	210	5,210	430	210	210	5,210	0	0	0	13,120
Clinical Trials	0	0	0	0	0	0	0	4,500	0	0	0	9,000	0	0	13,500
Drug Storage and Handling	0	0	0	0	0	0	5,250	0	0	0	5,250	0	0	0	10,500
Professional Fees — Debtor(2)	0	0	0	6,850	500	20,000	303,004	4,000	4,500	20,000	333,204	6,525	500	40,000	739,083
Professional Fees — Creditors Committee(2)	0	0	0	0	0	0	120,000	0	0	0	120,000	0	0	0	240,000
US Trustee Fees	0	0	0	0	0	0	975	0	0	0	0	0	0	0	975
Facilities and Related	0	0	300	41,911	750	0	31,650	33,911	750	0	31,650	33,911	750	0	175,583
Sales, Use and Other Taxes and Licenses	0	0	0	37,409	500	0	0	0	0	0	10,000	0	0	0	47,909
Business Insurance	0	0	0	0	0	0	2,500	0	0	0	2,000	27,000	0	0	31,500
Business Travel	0	0	0	3,000	2,500	3,000	1,000	0	0	2,500	4,000	0	0	2,500	18,500
Other	0	0	0	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	55,000
Shutdown/Disposal Costs-Lab, Drug, Facility	0	0	0	0	0	0	0	0	100,000	0	50,000	50,000	0	50,000	250,000

Total Disbursements	—	—	125,058	146,777	144,736	28,535	633,177	48,166	241,241	28,035	804,517	131,761	98,853	97,825	2,528,682

Net Cash Flow	—	—	(125,058)	(146,577)	(144,736)	29,171	(632,177)	(47,966)	(241,241)	(28,035)	(804,517)	(131,611)	(98,853)	(97,825)	(2,469,426)

Cash, Ending Balance(1)	14,365,000	14,365,000	14,239,942	14,093,365	13,948,629	13,977,800	13,345,623	13,297,657	13,056,415	13,028,380	12,223,863	12,092,252	11,993,399	11,895,574	11,895,574

(1)      Ending Cash Balance — excludes certain discretionary vendor payments which, in the event that certain assets(s) are sold, would be necessary to complete study/test reports and return all study/test/process documentation to Vion/buyer.

	Actual	Actual	Actual	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
	Stub 12/17-18	W/E 12/25	W/E 1/1	W/E 1/8	W/E 1/15	W/E 1/22	W/E 1/29	W/E 2/5	W/E 2/12	W/E 2/19	W/E 2/26	W/E 3/5	W/E 3/12	W/E 3/19

Ending Cash, assuming asset(s) not sold	14,365,000	14,365,000	14,239,942	14,093,365	13,948,629	13,977,800	13,345,623	13,297,657	13,056,415	13,028,380	12,223,863	12,092,252	11,993,399	11,895,574
Discretionary vendor cumulative payments	—	—	—	—	—	—	—	—	—	—	—	398,804	407,804	407,804

Ending Cash, assuming asset(s) sold	14,365,000	14,365,000	14,239,942	14,093,365	13,948,629	13,977,800	13,345,623	13,297,657	13,056,415	13,028,380	12,223,863	11,693,448	11,585,595	11,487,770

(2) Payments to Retained Professionals during the post-petition period reflect a 20% holdback which is assumed paid the week ending 5/1/10.

Certificates of Insurance

PRODUCER ACORD CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND Aon Risk services Northeast Inc. comfers no rights upon the certificate holder.this certificatb Stamford cr office DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE 1600 Summer Street POLICIES below. Stamford cr 06907-4907 usa COMPANIES AFFORDING COVERAGE Phone.(866) 283-7122 Fax- (847). 953-5390 company A Federal Insunce company INSURED COMPANY fc vion Pharmaceuticals » j| Four science park rnunANv “ b New Haven CT 06511 USA company J ^ £ COMPANY ~~~~~~’™” ~ j| [ P h___^___1 INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION Or ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE iNSURANCE AFFORDED BY TO POLICIES DESCRIBED HEREIN IS SUBJECT TO AIL THE TERMS. EXCLUSIONS AND CONDiTiONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. CO Tyre OF INSURANCE POUCV NUMBER POLICY EFFECTIVE ‘OUCY EXPIRATTO COVERED PROPERTY LIMITS WH DATE(MWDDnfY) DATE (MIWNWYY) ___. x | pnor,;^~~ 35797180 “ 12/15/69 : ‘12/15/10 _| building~~ CAUSES Of LOSS PERSONAL !RQPDRTY ~1 basic BUSINESS INCOME BAilc ___irfoB»»» r»pt«M ___™~___BROAD EXTRA EXPENSE ~ SPECIAL BlANKCTBWLDWa g reAWHQUAKB T_nt»mm*m» ”,“00.000 | “flood ___»wMKBrBioo*pp R “~ x Deductible ss.ooo 3 ~ ^ X^ BI & EE tZ,025,000 “ INWNO MARINE TYHIi OF POLICY ~"X’ ‘ .. v J3 CAUSBSOFtOSS ~~ g |NAMEt>PClULS “~” ___jg g oTnert _^_«___g ™___-.. i... ___«^,___.._™-~___. ___,,___ss= . ___^ • S CRIME fi TYPE OH POLICY 0 I BOILER S MACIfIWRY ___J OTHER “ “ ~ ( “~ LOCATION OF PREMISES V DESCRIPTION OF PROPERTY E53 •»§”{ Locations: 1- 2S5 Long Beach Blvd., Stratford, CT 06615. 2. 1 science park, New Haven, cr 06511. 3, 5 science S| park, New Haven, CT 06511, 4, 645 science Drive, Madison, wi 53711. 5. 2661 Audubon Rd, Audibon, pa 19403, 6, e»-i 9 charlestown Road, Eagoe industrial Estate, ire. 7. 1100 Kennedy Road, Windsor, ct 06095- 53! SPECIAL CONDITIONS /OTHER COVERAGES ~~~~~~ “=‘=""'~ . “~’""= ~* **” ‘ ^g Upon receiving any notice of cancellation regarding the listed policies, notify Certificate Holder, ^^ SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE 3SE United States Dept of Justice bxpiration pate rHEiteop tub issuing company will endeavorto mail ^^ officer of the United States trustee joOAYSwwnEN notice to the CEtmncATE holder namspto the leh-. ^^ C/O JOSepllJ. MCMahOn, Jr., ESIJUire DUTFAItWETOMAlLSUCHNOTICESIIALUMIWENOOaUOATIONORLIAOIUTY ^* 3. Caleb Boggs Federal Building of any kind upon the company, its aoentsor representatives, 2S5 ^^yrfau"[07]-""^[35] |^s===^^ &m*si^jK«L*jL&

Attachment to ACORD Certificate for vi on Pharnraceutl cal s The terms, conditions and provisions noted below are hereby attached to the captioned certificate as additional description of the coverage afforded by the insurers). This attachment doss not contain all terms, conditions, coverages or exclusions contained in the policy INSURED I ‘-’•••-••-’—•••-••••• •-•••••• ___Vion Pharmaceuticals COMPAMES APFDBD1NOCOVERAGE Four science park company New Haven CT 06511 USA COMPANY COMPANY “ “ ™~ _™»»«^___‘COMPANY ~"~— ~ [j] “ — If a policy below docs not include limit information, refer to the corresponding policy on the ACORD ADDITIONAL POLICIES certificate form for policy limits- £° TypeortHimntt Policy Number po^IE gj Limiu ~~~ PROPERTY “ “ ~ -~- ~ ~~ ~ — - ’ -p -• ~ a 357971BO 12/1S/09 12/15/10 Earthquake — Dec $1,000,000 Earthquake — ftgg 51,000,000 earthquake — oed S25.000 Flood — occ (1,000,000 Flood — Agg $1,000,000 Flood — Ded $50,000 LOCATION OP PI!EMJSES\ DESCRIPTION OF PROPERTY

CERTIFICATE OF LIABILITY INSURANCE

ACORD

DATE (MM/DD/YYYY) 12/24/2009

PRODUCER
Aon Risk Services Northeast, Inc.
Stamford CT Office
1600 Summer Street
Stamford CT 06907-4907 USA

PHONE- (866) 283-7122 FAX- (847) 953-5390

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURED
Vion Pharmaceuticals
Four Science Park
New Haven CT 06511 USA

INSURERS AFFORDING COVERAGE		NAIC #
INSURER A:	Federal Insurance Company	20281
INSURER B:		
INSURER C:		
INSURER D:		
INSURER E:		

Holder Identifier :

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

LIMITS SHOWN ARE AS REQUESTED

INSR LTR	ADD'L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YYYY)	POLICY EXPIRATION DATE (MM/DD/YYYY)	LIMITS	
A		GENERAL LIABILITY [X] COMMERCIAL GENERAL LIABILITY [ ] CLAIMS MADE [X] OCCUR [ ] [ ] GEN'L AGGREGATE LIMIT APPLIES PER: [X] POLICY [ ] PRO-JECT [ ] LOC	35797180	12/15/2009	12/15/2010	EACH OCCURRENCE	$1,000,000
						DAMAGE TO RENTED PREMISES (Ea occurrence)	$1,000,000
						MED EXP (Any one person)	$10,000
						PERSONAL & ADV INJURY	$1,000,000
						GENERAL AGGREGATE	$2,000,000
						PRODUCTS - COMP/OP AGG	Excluded
A		AUTOMOBILE LIABILITY [ ] ANY AUTO [ ] ALL OWNED AUTOS [ ] SCHEDULED AUTOS [X] HIRED AUTOS [X] NON OWNED AUTOS [ ] [ ]	7354-77-01	12/15/2009	12/15/2010	COMBINED SINGLE LIMIT (Ea accident)	$1,000,000
						BODILY INJURY (Per person)	
						BODILY INJURY (Per accident)	
						PROPERTY DAMAGE (Per accident)	
		GARAGE LIABILITY [ ] ANY AUTO [ ]				AUTO ONLY - EA ACCIDENT	
						OTHER THAN AUTO ONLY: EA ACC	
						AGG	
A		EXCESS / UMBRELLA LIABILITY [X] OCCUR [ ] CLAIMS MADE [ ] DEDUCTIBLE [ ] RETENTION	79816672	12/15/2009	12/15/2010	EACH OCCURRENCE	$5,000,000
						AGGREGATE	$5,000,000
A		WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? [ ] (Mandatory in NH) If yes, describe under SPECIAL PROVISIONS below	71711336	12/15/2009	12/15/2010	[X] WC STATU-TORY LIMITS [ ] OTH-ER	
						E.L. EACH ACCIDENT	$500,000
						E.L. DISEASE-EA EMPLOYEE	$500,000
						E.L. DISEASE-POLICY LIMIT	$500,000
		OTHER					

Certificate No : 570037208007

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS
Upon receiving any notice of cancellation regarding the listed policies, notify Certificate Holder. - See Attached Addendum

CERTIFICATE HOLDER

United States Dept of Justice
Officer of the United States Trustee
c/o Joseph J. McMahon, Jr., Esquire
J. Caleb Boggs Federal Building
844 King Street, Suite 2207, Lockbox 35
Wilmington DE 19801 USA

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT. BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE *Aon Risk Services Northeast, Inc.*

ACORD 25 (2009/01)
©1988-2009 ACORD CORPORATION. All rights reserved
The ACORD name and logo are registered marks of ACORD

I ADDENDUM TO CERTIFICATE OF INSURANCE Insurer’s Name: Vion Pharmaceuticals Four Science Park New Haven, CT 06511 -USA Certificate Holder’s; United States Dept of Justice Office of the United States Trustee c/o Joseph .1. McMahon, Jr., Esquire J. Caleb Boggs Federal Building 844 King Street, Suite 2207, Lockbox 35 Wilmington, DEI 9801 Insurer Type Policy Eff/Exp Limits Federal Ins Co. Prod Liab ,35797200 12/15/09-10 10,000,000 Prod/Comp Agg 10,000,000 Prod/Comp Occ Federal Ins Co SERP ** 35797200 12/15/09-Un)imited IL National Ins Co- D&O * 012436449 JO/15/09-15 10,000,000 Limit 500,000 Retention XL fns Specialty D&O Side A * ELU11506709 12/14/09-10/15/15 5,000,000 Aggregate IL National Ins Co, Empl Pratice Liab* 012483784 10/15/09-15 5,000,000 Aggregate 25,000 Retention IL Nationallns Co. Fiduciary Liab * 01Z484029 10/15/09-15 5,000,000Aggregate 10,000 Retention Vigilant Ins Co. Woridnet Policy 35783462 10/15/09-10 General Liab 1,000,000 Adv Inj 1,000,000 Occ 1,000,000 Prem 1,000,000 Agg 10,000 Medical Auto Liab 1,000,000 Hired Non-Owned Foreign WC 500,000 Bl Accident 500,000 Bl D Limit 500,000 Bl D Bach * Run — Off Coverage Purchased ** Supplemental Extended Reporting Period

ACORD™

CERTIFICATE OF LIABILITY INSURANCE

DATE 12/28/09

PRODUCER

Aon Risk Services Inc of Connecticut
1600 Summer Street

Stamford, CT 06907USA
(203) 326-7556 Fax: (203) 326-7510

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURERS AFFORDING COVERAGE

INSURER A Gerling
INSURER B
INSURER C
INSURER D
INSURER E

INSURED

Vion Pharmaceuticals
Four Science Park

New Haven, CT 06511 USA

COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICTED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES, LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS

CO LT	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMIT	
A	GENERAL LIABILITY COMMERCIAL GENERAL LIABILITY CLAIMS MADE / OCCUR OWNER'S & CONTRACTOR'S PROT				GENERAL AGGREGATE PRODUCTS-COMP/OP AGG PERSONAL & ADV INJURY EACH OCCURRENCE PROPERTY DAMAGE MED EXPERIENCE (Any one person)	
	AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS HIRED AUTOS NON-OWNED AUTOS				COMBINED SINGLE LIMIT BODILY INJURY (PER PERSON) BODILY INJURY (PER ACCIDENT) PROPERTY DAMAGE	
	GARAGE LIABILITY ANY AUTO				AUTO ONLY-EA ACCIDENT OTHER THAN AUTO ONLY EACH ACCIDENT AGGREGATE	
	EXCESS LIABILITY UMBRELLA FORM OTHER THAN UMBRELLA FORM				EACH OCCURRENCE AGGREGATE	
	WORKERS COMPENSATION AND EMPLOYER'S LIABILITY THE PROPRIETOR/ PARTNERS/EXECUTIVE OFFICERS ARE: INCL / EXCL				WC Statutory Limit EL EACH ACCIDENT EL DISEASE-POLICY LIMIT EL Disease EA EMPLOYEE	
A	Clinical Trial Liability CLI 037 France Clinical Trial Liability CLI 043 France Clinical Trial Liability CLI 043 Germany	16 8090124 16 8091025 70-005904253-2	09/01/04 06/01/06 06/01/06	09/30/10 06/01/10 06/30/10		

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS

Upon receiving any notice of cancellation regarding the listed policies, notify Certificate Holder.

CERTIFICATE HOLDER

United States Dept of Justice
Office of the United States Trustee
c/o Joseph J. McMahon, Jr., Esquire
J. Caleb Boggs Federal Building
844 King Street, Suite 2207, Lockbox 35
Wilmington, DE 19801 USA

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY. ITS AGENTS OR REPRESENTATIVES

AUTHORIZED REPRESENTATIVE
Martin Weidmann, Aon Risk Services of Connecticut, Inc.

ACORD 25-S (7/97)
1988 © ACORD CORPORATION

Evidence of Debtor in Possession Bank Accounts

ORIGINAL IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE « ww.» «,,___ww—»—~—w-»—*—•••••-•-— •• -""*•» ** ™ ta-n^X In re: Chapter 11 V1ON PHARMACEUTICALS, INC., Case No. 09-14429 (CSS) Debtor.1 Rc: Docket No, 5 ORDER (I) APPROVING CONTINUED USE OF CASH MANAGEMENT SYSTEM, <H) AUTHORIZING USE OF PREPETITION BANK ACCOUNTS AND EXISTING CHECKS AND (HI) GRANTING INTERIM RELIEF FROM THE REQUIREMENTS CONTAINED IN BANKRUPTCY CODE S 3450>) Upon consideration of the motion (the “Motion”)[2] of the debtor and debtor-in-possession (the “Debtor”) in the above-captioned case for the entry of an order (i) authorizing and approving the Debtor’s continued use of its existing Cash Management System and protections for the relevant cash management banks, (ii) authorizing and approving the Debtor to continue using pre-petition bank accounts and existing checks, and (iii) granting interim relief from the requirements contained in Bankruptcy Code § 345(b); and upon consideration of the Motion and all pleadings related thereto; and the Court finding that (a) it has jurisdiction over the matters raised in the Motion pursuant to 28 U.S.C, §§ 157 and 1334, (b) this is a core proceeding pursuant to 28 U.S-C. § I57(b)(2), and (c) proper and adequate notice of the Motion and the hearing thereon has been given under the circumstances and that no other or further notice is [1] The Debtor in this case, along with the fast four digits of the federal tax identification number for Ihe Debtor, is Vion Pharmaceuticals, Inc. (1221), The Debtor’s corporate offices are located at 4 Science Park, New Haven, Connecticut 06511. [2] Capitalized terms not defined herein shall have the meanings ascribed to them in the Motion necessary; and the Court finding that the relief requested in the Motion is in the best interests of the Debtor, its estate and creditors; and after due deliberation and good and sufficient cause appearing therefore, it is hereby: ORDERED, that the Motion is granted as provided herein; and it is further ORDERED, that this Order shall be final in all respects except as to relief granted relating to 11 U.S.C. § 345(b), which shall be interim in nature, effective for a period from the Petition Date through and including the date that is seventy-five (75) days after the Petition Date (the “Interim Period”); and it is further ORDERED, that subject to the provisions of this Order, the Debtor is authorized, in the reasonable exercise of its business judgment, to (i) designate, maintain, and continue to use, with the same account numbers, all of its bank accounts in existence on the Petition Date, including, without limitation, the bank accounts identified in Exhibit TA of the Motion, (ii) use its present forms and other documents related to the Bank Accounts, (iii) treat such Bank Accounts for all purposes as accounts of the Debtor as debtor-m-possession account, and (iv) preserve the reporting and accounting mechanisms used by the Debtor in respect of the Bank Accounts; and it is further ORDERED, that the Cash Management Banks are hereby authorized to continue to service and administer all such accounts as accounts of the Debtor as a debtor-in-possession without interruption and in the usual and ordinary course, and to receive, process, honor, and pay any and all checks and drafts drawn on, or electronic transfer requests made on, said account after the Petition Date by the holders or makers thereof, as the case may be; provided, however. that any check drawn or issued by the Debtor before the Petition Date may be honored by any bank only if specifically authorized by order of this Court and only to the extent of fands available in such Bank Account; and it is further ORDERED, that, except for those checks that may be honored and paid to comply with any order{s) of this Court authorizing payment of certain pre-petition claims, no checks or drafts issued on the Bank Accounts before the Petition Date but presented for payment after the Petition Date shall be honored or paid; and it is further ORDERED, that subject to the provisions of this Order, the operation of the Cash Management System in accordance with the Debtor’s normal and customary practice is adequate and sufficient; and it is further ORDERED, that, notwithstanding any other provision of this Order, no Cash Management Bank that honors a pre-petition check or other item drawn on any account that is the subject of this Order (a) at the direction of the Debtor, (b) in good-faith belief that the Court has authorized such pre-petition check or item to be honored or (c) as the result of an innocent mistake made despite implementation of reasonable item-handling procedures, shall be deemed to be liable to the Debtor or otherwise in violation of this Order; and it is further ORDERED, that nothing contained herein shall prevent the Debtor from opening any new bank accounts or closing any Bank Accounts as it may deem necessary and appropriate; provided, that the Debtor shall promptly notify the United States Trustee and any official committee prior to making any change to the Cash Management System, including the opening and closing of Bank Accounts; and it is further ORDERED, that the Debtor is authorized to continue to use their existing checks without alteration and without the designation “Debtor-in-Possession” imprinted upon them, provided, however, that following the depletion of the Debtor’s business form stock, the Debtor will obtain new check stock reflecting its status as a debtor-in-possession; provided farther, that with respect to Business Forms which the Debtor or its agents print themselves, the Debtor and its agents shall begin printing the “Debtor in Possession” legend on such items within ten (10) days of the date of entry of this Order; and it is farther ORDERED, that for Cash Management Banks at which the Debtor holds Bank Accounts that are party to a Uniform Depository agreement with the Office of the United States Trustee for the District of Delaware, within fifteen (15) days of the date of entry of this Order the Debtor shall (a) contact each Bank, (b) provide the Bank with the Debtor’s employer identification number(s) and (c) identify each of their Bank Accounts held at such Cash Management Banks as being held by a debtor in possession in a bankruptcy case; and it is further ORDERED, that for Cash Management Banks at which the Debtor holds Bank Accounts that are not party to a Uniform Depository agreement with the Office of the United States Trustee for the District of Delaware, the Debtor shall use its good-faith efforts to cause the bank to execute a Uniform Depository agreement in a form prescribed by the Office of the United States Trustee within forty-five (45) days of the date of this Order. The U.S. Trustee’s rights to seek further relief from this Court on notice in the event that the aforementioned Cash Management Bajiks are unwilling to execute a Uniform Depository Agreement in a form prescribed by the U.S. Trustee are fully reserved; and it is further ORDERED, that the preceding two paragraphs of this Order apply to any Bank Accounts opened by the Debtors subsequent to entry of this Order; provided, however, that the deadlines referenced in the paragraphs shall run from the respective dates on which the accounts are opened; provided further, that the Debtor shall provide contemporaneous notice of the closing and/or opening of any of the Bank Accounts to both the Office of the United States Trustee and any official cotnmittee(s) appointed in these cases; and it is further ORDERED, that the Debtor is authorized to make disbursements from Ihe Bank Accounts other than by check, to the extent consistent with the Debtor’s existing cash management practices; and it is further ORDERED, that, effective as of the Petition Date, the Cash Management Banks shall be and hereby are authorized aaJWtwtecno receive, process, honor, and pay any and all pre-petition and post-petition checks drawn on and electronic transfers authorized for payment by the Court, provided that funds are available in the applicable Bank Account; and it is further ORDERED, that the Debtor shall maintain records in accordance with its normal and customary practices reflecting al! transfers of funds under the terms and conditions provided by the existing agreements with the institutions participating in the Debtor’s Cash Management System. In connection with the ongoing utilization of its Cash Management System, the Debtor shall continue to maintain records with respect to all transfers of cash so that all transactions may be ascertained, traced, and recorded properly on the applicable accounts; and it is further ORDERED, that, through the Interim Period, the Debtor is authorized to deposit the estate’s money in accordance with the deposit practices set forth in the Motion or a commercially comparable practice, notwithstanding that such practice may not strictly comply in a!f instances with the requirements of Bankruptcy Code § 345 or the U.S. Trustee’s Guidelines; provided, however, that such extension is without prejudice to the Debtor’s right to request a further extension or the waiver of the requirements of section 345 of the Bankruptcy Code and this Order shall constitute notice that the Debtor is authorized to continue investing funds in the manner set forth in the Motion during the aforementioned seventy-five (75) day period, notwithstanding the requirements of section 345 of the Bankruptcy Code; and it is further ORDERED, that, notwithstanding the relief granted herein and any actions taken hereunder, nothing contained herein shall constitute, nor is intended to constitute, an assumption of any executory contract under Bankruptcy Code § 365; and it is further ORDERED, that this Order is effective immediately upon entry; and it is further ORDERED, that the Court shall retain jurisdiction with respect to all matters arising from or related to the implementation of this Order, Dated: December^ 2009 Wilmington, Delaware /j ^ THE HONORABLE CHRISTOPHER S, SONTCHI UNITED STATES BANKRUPTCY JUDGE

Retainers Paid (Form IR-2)

In re: Vion Pharmaceuticals, Inc.	Case No. 09-14429(CSS)
Reporting Period: Initial Monthly Report
SCHEDULE OF RETAINER PAID TO PROFESSIONALS
(This schedule is to include each Professional paid a retainer1)

	Check				Amount
Payee	Date	Number	Name of Payor	Amount	Applied To Date	Balance
Fulbright & Jaworski LLP	12/15/2009	Wire transfer	Vion Pharmaceuticals, Inc.	$40,000	$0	$40,000

Richards, Layton & Finger PA	11/5/2009	Wire transfer	Vion Pharmaceuticals, Inc.	$50,000

	12/16/2009	Wire transfer	Vion Pharmaceuticals, Inc.	$41,600
				($91,600 total)	$43,388.92	$48,211.08 (evergreen retainer)

Delaware Claims Agency, LLC	12/8/2009	Check #32809	Vion Pharmaceuticals, Inc.	$5,000	$0	$5,000

[1]	Identify all Evergreen Retainers